                                                     ORGANIZATIONAL CHART



                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
                                                                |
                                                                |
                                                        SUN LIFE OF CANADA
                                                         UK HOLDINGS plc
                                                         (United Kingdom)
                                                                |
                                                                |
                       |-------------------------------------------------------------------------------------------------------
                       |                                                                          |
                       |                                                                          |
                 CONFEDERATION                                                           SUN LIFE ASSURANCE
                U.K. HOLDINGS plc                                                         COMPANY OF CANADA
               (England and Wales)                                                          (U.K.) LIMITED
                       |                                                                 (England and Wales)
                       |                                                                           |
       |-------------------------------------------------------------------|                       |
       |                   |                        |                      |                       |
       |                   |                        |                      |                       |
  CONFEDERATION     SUN LIFE OF CANADA         CONFEDERATION          SLC FINANCIAL         SUN LIFE OF CANADA
  LIFE INSURANCE    (UK) GROUP SERVICES      MORTGAGE SERVICES        SERVICES (U.K.)       INDEPENDENT LIMITED
  COMPANY (U.K.)         LIMITED                  LIMITED                LIMITED            (England and Wales)
    LIMITED          (England and Wales)    (England and Wales)      (England and Wales)     Financial adviser
(England and Wales)  Management services                              Holding company
      |                                                                    |
      |                                                                    |
      |---------------------------------------------|     |----------------|-------------------------|
      |                    |                        |90%  |10%             |                         |
      |                    |                        |     |                |                         |
   SLC POOLED         SLC PENSION                CONFEDERATION        SUN BANK PLC             CONFEDERATION
PENSIONS LIMITED      INVESTMENT                 CAPITAL CORP.    (England and Wales)        PROPERTY SERVICES
(England and Wales) MANAGEMENT LIMITED                plc                  |                      LIMITED
                   (England and Wales)         (England and Wales)         |                (England and Wales)
                    (Inactive and in               (Inactive)              |                   Estate agency
                      liquidation)                                         |                    franchising
                                                                           |
                                   |---------------------------------------------------------------------------|
                                   |                         |                          |                      |
                                   |                         |                          |                      |
                             CONFEDERATION             EXETER TRUST                 SUN BANK             PRIMETT PROPERTY
                           MORTGAGE SERVICES              LIMITED                 OFFSHORE LTD.         MANAGEMENT LIMITED
                              (UK) LIMITED          (England and Wales)       (State of New Jersey -   (England and Wales)
                          (England and Wales)             Banking               Channel Islands)
                                                            |
                                                            |
                                                            |
                                            |----------------------------------|
                                            |                                  |
                                            |                                  |
                EXETER TRUST          EXETER TRUST                          SUNEXETER
                 FINANCIAL              INSURANCE                            LIMITED
              SERVICES LIMITED ----- SERVICES LIMITED                   (England and Wales)
             (England and Wales)   (England and Wales)                     Non-trading
                  Leasing              Non-trading


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

                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------
                                                     |
                                                     |
                                                 SLC ASSET
                                              MANAGEMENT LIMITED
                                             (England and Wales)
                                                     |
                                                     |
                       |------------------------------------------------------------------|
                       |                                                                  |
                       |                                                                  |
               SUN LIFE OF CANADA                                                LANGBOURN PROPERTY
                 UNIT MANAGERS                                                  INVESTMENT SERVICES
                LIMITED (SLOCUM)                                                       LIMITED
              (England and Wales)                                               (England and Wales)
              Unit trusts manager                                                         |
                       |                                                                  |
                       |                                                                  |
                       |                       |------------------------------------------|------------------------|
                       |                       |                      |                         |                  |
                       |                       |                      |                         |                  |
               SUN LIFE OF CANADA          LANGBOURN           COURTS NOMINEES           EAGLE NOMINEES      MARE NOMINEES
                NOMINEES LIMITED           FINANCIAL               LIMITED                   LIMITED            LIMITED
                   (SLOCNOM)            SERVICES LIMITED      (England and Wales)      (England and Wales) (England and Wales)
               (England and Wales)    (England and Wales)          Nominee                   Nominee            Nominee
               Unit trust nominee          Financial,              services                  services          services
                                        investment and
                                       advisory services
                                               |
                                               |
                           |----------------------------------------|
                           |                                        |
                           |                                        |
                     BROAD STREET                              BUCKINGHAM
                     MALL LIMITED                                ESTATE
                  (England and Wales)                       (GENERAL PARTNER)
                  Management services                            LIMITED
                                                            (England and Wales)
                                                            Management services

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

                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
           |               |                     |              |           |                     |                     |
           |         SPECTRUM UNITED       McLEAN BUDDEN        |  SUN LIFE OF CANADA       THE STORMONT         258256 HOLDINGS
           |         HOLDINGS, INC.        LIMITED (60%)        |   GROUP ASSURANCE       ELECTRIC LIGHT &        LIMITED (50%)
           |            (Canada)             (Canada)           |        COMPANY            POWER COMPANY           (Ontario)
           |                |           Investment counsel,     |     (Inactive and            (Ontario)           Investment
           |                |           Portfolio management    |    to be dissolved)      Holding company           vehicle
           |                |               and mutual          |                                 |
           |                |              fund manager         |                                 |
           |                |                                   |                                 |
           |          |----------------------|                  |                                 |
           |          |                      |                  |                                 |
           |   SPECTRUM UNITED            SUNETCO            1245792                      THE GLENGARRY AND
           |  MUTUAL FUNDS INC.         INVESTMENT         ONTARIO, INC.                   STORMONT RAILWAY
           |      (Canada)             SERVICES, INC.       (Ontario)                       COMPANY (71.3%)
           |          |                   (Canada)           Holding                           (Canada)
           |          |                      |               company
           |          |                      |                  |
           |          |29.4%            29.4%|             41.2%|
           |          |-----------------------------------------|
           |                                 |
           |                                 |
           |                         SUN LIFE FINANCIAL
           |                            HOLDINGS INC.
           |                              (Ontario)
           |                                 |
           |                                 |
           |                                 |
           |-----|    |----------------------|---------------------------|
            16%  |    |11%                   |                           |
                 |    |                      |                           |
            CENTURY 21 REAL           SUN LIFE TRUST                  SUN LIFE
             ESTATE CANADA                COMPANY                  SECURITIES INC.
               LTD. (27%)                 (Canada)                    (Canada)
                (Canada)                     |                           |
                                             |                           |
                                             |                           |
                                     SUN LIFE SAVINGS              T.E. FINANCIAL
                                       AND MORTGAGE               CONSULTANTS LTD.
                                       CORPORATION                    (33.3%)
                                         (Canada)                    (Canada)
                                                                         |
                                                                         |
                                                                  T.E. INVESTMENT
                                                                      COUNSEL
                                                                     (Canada)

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

                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
      |      |        |       |          |          |      |        |       |          |        |          |
   279906    |    PANORAMA    |  RIVERSIDE TERRACE  |   S. & M.     |     169086       |  ASSURE HEALTH    |
   ONTARIO   |   APARTMENTS   |  (OTTAWA) LIMITED   | DEVELOPMENTS  |  CANADA LIMITED  |    INC. (12%)     |
   LIMITED   |       LTD.     |      (Ontario)      |     LTD.      |    (Canada)      |     (Canada)      |
    (50%)    |    (Alberta)   |     Real estate     |   (British    |   Real estate    |  Health services  |
  (Ontario)  |   Real estate  |     management      |   Columbia)   |     holding      |                   |
 Investment  |   management   |                     |  Real estate  |                  |                   |
   vehicle   |                |                     |   management  |                  |                   |
             |                |                     |               |                  |                   |
             |                |                     |               |                  |                   |
         PREFERRED        CANADIAN              CANADIAN        AMAULICO           AMAULICO            FIRST REAL
          VISION          INSURERS              INSURERS           LTD.            FUND LTD.           PROPERTIES
         SERVICES         CAPITAL               CAPITAL         (Canada)           (Canada)           LIMITED (17.5%)
        INC. (20%)      CORPORATION I        CORPORATION II     Oil & gas          Oil & gas            (Ontario)
         (Canada)         (19.05%)              (21.43%)         holding            holding            Real estate
      Vision services    (Ontario)             (Ontario)         company            company              holding


                            |-----------------------------------------------------------|-----------------------------------------
                            |                                                           |
                            |                                                           |
                    SUN LIFE OF CANADA                                          SUN LIFE OF CANADA
                     (U.S.) CAPITAL                                              (U.S.) HOLDINGS
                        TRUST I                                                GENERAL PARTNER, INC.
                      (Delaware)                                                     (Delaware)
                       Trustee to                                                  General partner
                      institutional                                                     |
                       investors                                                        |
                            |------|----------------------------------------------------|
                            |      |                                                    |
                            |      |                                                    |
                            |*     |*            |----------------|---------------------|-------------------------|---------------
                    SUN LIFE OF CANADA     SUN LIFE OF       SUN BENEFIT           NEW LONDON              SUN LIFE INSURANCE
                      (U.S.) LIMITED      CANADA (U.S.)       SERVICES            TRUST F.S.B.             AND ANNUITY COMPANY
                      PARTNERSHIP I       DISTRIBUTORS,     COMPANY, INC.      (Federally Charted)            OF NEW YORK
                       (Delaware)              INC.          (Delaware)                |                       (New York)
                                           (Delaware)         Pension                  |
                                                |          brokerage and               |
                                                |          administrative              |
                                                |            services                  |
                                                |               |                      |
                                                |               |----------------------|-----------------------|
                                       SUNESCO INSURANCE   NEW LONDON           NLT SERVICES, INC.        80 SOUTH MAIN
                                          AGENCY, INC.       TRUST               (New Hampshire)           STREET CORP.
                                         (Massachusetts)   FINANCIAL              Bank support           (New Hampshire)
                                                            SERVICE                 services
                                                             CORP.
                                                        (New Hampshire)
                                                         Bank support
                                                           services


-------------------------------------------------------------------------------
* The sole general partner of Sun Life of Canada (U.S.) Limited Partnership I (the "Limited Partnership") is Sun Life of Canada (U.S.) Holdings General Partner, Inc. (the "General Partner"). The General Partner holds approximately 10% of the economic interest in the Limited Partnership, while Sun Life of Canada (U.S.) Capital Trust I holds approximately 90% of the economic interest in the Limited Partnership.
-------------------------------------------------------------------------------
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

                                            SUN LIFE ASSURANCE COMPANY OF CANADA
------------------------------------------------------------------------------------------------------------------------
                |                                  |                             |                        |
          SUN LIFE OF                          SUN LIFE                      SUN CANADA          SUN LIFE OF CANADA
       CANADA REINSURANCE                      ASSURANCE                    FINANCIAL CO.         (INTERNATIONAL)
      HOLDINGS (U.S.), INC.                   COMPANY OF                     (Delaware)                LIMITED
                |                            CANADA - U.S.                    Private                 (Bermuda)
                |                             OPERATIONS                     placement
                |                            HOLDINGS, INC.                   offeror
                |                             (Delaware)
                |                                  |
                |                                  |---------------------------------------------------------------------------
                |                                  |
        SUN LIFE OF CANADA               SUN LIFE OF CANADA
           REINSURANCE                  (U.S.) HOLDINGS, INC.
          COMPANY (U.S.)                      (Delaware)
                                                  |
                                                  |
                                                  |
------------------------------------------------------------|
                  |                                         |
                  |                                         |
          SUN LIFE ASSURANCE                        SUN LIFE OF CANADA
       COMPANY OF CANADA (U.S.)               REINSURANCE (BARBADOS) LIMITED
              (Delaware)                               reinsurance
                  |                                    (Barbados)
                  |
-------------------------------------------------------------------------------------------------------------------------------
          |          |          |         |                 |                        |                           |
          |     SUN CAPITAL     |     CLARENDON      SUN LIFE OF CANADA      SUN LIFE FINANCIAL         SUN LIFE INFORMATION
          |    ADVISERS, INC.   |     INSURANCE       (U.S.) SPE 97-1,        SERVICES LIMITED            SERVICES IRELAND
          |     (Delaware)      |   AGENCY, INC.            INC.                  (Bermuda)                   LIMITED
          |                     |  (Massachusetts)       (Delaware)              Off-shore             (Republic of Ireland)
          |                     |                      Limited purpose         administrative           Off-shore technology
          |                     |                          entity                 services
          |                     |
          |                     |
  SUN LIFE FINANCE        SUN FINANCIAL
     CORPORATION       GROUP ADVISERS, INC.
     (Inactive)            (Inactive)


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

                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
         |                       |                     |                   |                       |
         |                       |                     |                   |                       |
  SUN LIFE OF CANADA     SUN LIFE ASSURANCE       PT ASURANSI         SLC SERVICES                 |
    INTERNATIONAL        COMPANY OF CANADA          SUN LIFE         PERU S.A. (90%)               |                     SEE
  ASSURANCE LIMITED      (BARBADOS) LIMITED      INDONESIA (80%)         (Peru)                    |
     (Barbados)              (Barbados)            (Indonesia)      Advisory services              |                   1245792
                                                 Life insurance        (Inactive)                  |                Ontario, Inc.
                                                    company                                        |       |--------- (Ontario)
                                                                                             99.99%|  0.01%|           Holding
---------------------------------|                                                                 |       |           company
                                 |                                                                 SUN LIFE
                                 |                                                              INVERSIONES S.A.
                         SUN LIFE OF CANADA                                                         (Chile)
                          (U.S.) FINANCIAL                                                      Holding company
                      SERVICES HOLDINGS, INC.                                                          |
                            (Delaware)                                                                 |
                                 |                                                                     |
                                 |                                                                     |
                           MASSACHUSETTS                                                         ADMINISTRADORA
                         FINANCIAL SERVICES                                                       DE FONDOS DE
                              COMPANY                                                        PENSIONES CUPRUM S.A.
                              (80.1%)                                                                (31.7%)
                             (Delaware)                                                              (Chile)
                                 |                                                                Pension fund
                                 |                                                                administrator
                                 |
          |----------------------|-----------------|------------------|------------------|-------------------|---------------------
          |                      |                 |                  |                  |                   |
          |                      |                 |                  |                  |                   |
       MFS FUND           MFS RETIREMENT      MFS SERVICE       MFS HERITAGE            MFS                 MFS
  DISTRIBUTORS, INC.      SERVICES, INC.      CENTER, INC.      TRUST COMPANY      INSTITUTIONAL       INTERNATIONAL
     (Delaware)             (Delaware)         (Delaware)      (New Hampshire)     ADVISORS, INC.           LTD.
                                             Transfer agent      Trustee for        (Delaware)           (Bermuda)
                                                                  IRAs and               |            Offshore funds
                                                                  qualified              |              manager and
                                                               retirement plans          |              distributor
                                                                                         |                   |
                                                                          |              |         |---------------------|
                                                                          |--------------|         |                     |
                                                                          |                        |                     |
                                                                          |                        |                     |
                                                                  MFS INSTITUTIONAL        MFS INTERNATIONAL    MFS INTERNATIONAL
                                                                 ADVISORS (AUSTRALIA)         (U.K.) LTD.            S.C. LTDA.
                                                                         LTD.             (England and Wales)        (Brazil)
                                                                     (Australia)            Off-shore funds     Offshore marketing
                                                                                              manager and             office
                                                                                              distributor


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

                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------
                            |                            |                     |
                            |                            |                     |
                     SUN LIFE (INDIA)             SUN LIFE (INDIA)      SUN LIFE (INDIA)
                   AMC INVESTMENTS INC.             DISTRIBUTION           SECURITIES
                        (Canada)                  INVESTMENTS INC.      INVESTMENTS INC.
                     Holding company                 (Canada)               (Canada)
                            |                     Holding company       Holding company
                            |                            |                     |
                 |---------------------|                 |                     |
                 |                     |                 |                     |
          BIRLA SUN LIFE        BIRLA SUN LIFE     BIRLA SUN LIFE        BIRLA SUN LIFE
         TRUSTEE COMPANY       ASSET MANAGEMENT     DISTRIBUTION       SECURITIES LIMITED
          LIMITED (50%)        COMPANY LIMITED     COMPANY LIMITED            (49%)
             (India)                 (50%)            (50.001%)              (India)
         Trustee to the             (India)            (India)
          mutual funds                 |
                                       |
                       |-----------------------------|
                       |                             |
                       |                             |
                INDIA ADVANTAGE                BIRLA CAPITAL
                   FUND LTD.                 INTERNATIONAL AMC
                Holding company               (Mauritius) LTD.
                  (Mauritius)                   (Mauritius)
                                            Investment advisors/
                                                 managers


---------------------------------------------------------------------------------------|
            |                            |                     |                       |
            |                            |                     |                       |
  MFS INTERNATIONAL, LTD.          MFS HOLDINGS        VERTEX INVESTMENT        MFS INVESTMENT
     Investment adviser           AUSTRALIA PTY         MANAGEMENT, INC.      MANAGEMENT CO. LTD.
      and distributor                 LIMITED              (Delaware)               (Japan)
        (Ireland)                   (Australia)
    (Inactive and to                     |
      be dissolved)                      |
                                    UNITED FUNDS
                                 MANAGEMENT LIMITED
                                    (Australia)



Companies are wholly-owned unless otherwise indicated.

Companies shown on chart are those in which Sun Life holdings exceed 10% of voting shares.